UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: April 30, 2013

Date of reporting period:  April 30, 2013

Updated August 1, 2011

Item 1. Reports to Stockholders.

LOGAN CAPITAL FUNDS

Logan Capital Large Cap Growth Fund

Logan Capital Long/Short Fund

Annual Report
April 30, 2013

Table of Contents

Letter to Shareholders	3
Investment Highlights
Logan Capital Large Cap Growth Fund	11
Logan Capital Long/Short Fund	13
Logan Capital Large Cap Growth Fund
Sector Allocation of Portfolio Assets	14
Schedule of Investments	15
Logan Capital Long/Short Fund
Sector Allocation of Portfolio Assets	18
Schedule of Investments	19
Schedule of Securities Sold Short	22
Financial Statements
Statements of Assets and Liabilities	24
Statements of Operations	25
Statements of Changes in Net Assets	26
Statement of Cash Flows
Logan Capital Long/Short Fund	28
Financial Highlights
Logan Capital Large Cap Growth Fund	29
Logan Capital Long/Short Fund	31
Notes to the Financial Statements	32
Report of Independent Registered Public Accounting Firm	44
Expense Example	45
Notice to Shareholders	47
Management	48
Privacy Notice	50

Dear Shareholders,

We are pleased to provide you with the inaugural Logan Capital Mutual Fund Family Annual report, covering the fiscal period ending April 30, 2013.

Performance Comments

Overall, it was a very challenging fiscal period for Logan Capital’s investment teams. Our various investment disciplines – which have generally performed quite well in times when the economy has been recovering – were hard pressed to outperform a market that kept changing sentiment every time it was plagued by doubt and lack of confidence about the future. During those periods of optimism in the past year, the Logan Funds produced respectable relative performance. But when politics or world events threw a chill on the market place, investors were very quick to dump stocks in order to hide in the apparent safety of cash or investment grade bonds. Of course, “When will the Fed stop being accommodative?” continues to be the big question. At the moment, the Fed is essentially on hold – but with a clear bias by some governors towards starting to scale back QE3 – and investors are continually speculating about future actions, leading to increased volatility.

Logan Large Cap Growth Fund

As mentioned earlier, the inaugural fiscal period for the Logan Large Cap Growth Fund proved to be a challenging one. There were two significant market corrections and two additional smaller pullbacks during the year. As investors’ moods vacillated between confidence and fear, the types of Growth names that this Growth Fund invests in were repeatedly batted up and down.

Although the Growth Fund had two middle quarters of outperformance, they were not enough to offset the underperformance of the fiscal year’s first and final quarters. For the period since inception on June 28, 2013 through April 30, 2013, the Institutional Class of the Growth Fund grew by 13.80% – a disappointment compared to the benchmark Russell 1000 Growth Index’s 20.25% rate of return for the same period.

On the upside, the Growth Fund’s best performing sectors during the fiscal year were Materials, Energy, and Financials. Our names in the Materials sector outperformed their peer group by more than 2:1 and we had an overweighted exposure, so the Materials sector had the biggest positive contributory impact on performance for the period. Our Energy names outperformed their benchmark peer group by about 350 basis points, but we were underweighted versus the Index so our stocks’ positive contributory impact on performance was only slightly positive. Similarly, our Financial names outperformed their benchmark peer group by about 830 basis points, but we were also were underweighted versus the Index so, once again, our stocks’ positive contributory impact on performance was virtually flat.

At the other end of the scale, the bottom contribution sectors were Health Care, Consumer Discretion and Industrials. Our names in all three of these sectors underperformed their respective peer groups in the benchmark Russell 1000 Growth Index by varying margins. The Growth Fund’s holdings in both the Health Care and the Consumer Staples sectors lagged their peers. As discussed earlier – investors spent much of the year chasing dividend yields. As a result, many names in these two sectors – traditionally viewed as “safe havens” due to the fact that they tend to have high yields and that the goods and services in these sectors are considered “necessities” – were sharply bid up in price during the past year. Although these high-dividend names are in our benchmark Russell 1000 Growth Index, they were not suitable investments for the Growth Fund due to their substandard long-term future earnings growth rates and their surprisingly high PE/G ratios. So we believe this was a case of Logan Capital not being able to invest in many of the best-performing, well-known names in the benchmark index. However, if history is an accurate guide, this tendency of growth investors favoring yield names over true growth names should subside as confidence in the economy strengthens and as interests rates begin to increase. Lastly, in the Information Technology sector, the Growth Fund’s holdings were equal-weighted versus the benchmark, but the Fund’s names underperformed for two primary reasons: 1) Cloud computing names suffered as corporations delayed capital expenditures for new equipment. This spending is an eventual necessity and it appears that corporations will have to start a new upgrade cycle fairly soon if they wish to remain competitive. 2) Three of the five largest Growth holding were in this sector, with Apple being the largest (but still underweighted versus the index.) The past 12 months saw this stock touch $705 at its high and $385 at its low. Both of these prices were – in our opinion – over-hyped extremes. We currently continue to hold this stock and believe that it, as well as many of our other Tech names, have significant upside potential as the capital spending refresh cycle accelerates.

Although the inaugural period was challenging for the Growth Fund, the good news is that we are seeing a definite shift away from high-yield Growth names and toward the traditionally more rewarding high-growth Growth names that the Fund invests in.

Logan Long/Short Fund

Over the inaugural period from September 28, 2012 through April 30, 2013, Logan Long/Short grew 1.20%, the Standard and Poor’s 500 Index grew 12.31% and the Morningstar Long/Short Equity Index grew 6.47%.

Our performance lagged the S&P 500 Index for 2 primary reasons: 1) The short portfolio has been unprofitable; thereby dragging down the Fund’s total return and 2) The stock market, fueled by easy money from the Fed as well as emerging signs of a slightly improving economy, has rallied very hard the past 6 months. During strong market advances, we will often purchase long a market index ETF as a hedge against the bulk of the Fund’s short exposure. We underestimated the magnitude and persistence of the advance and consequently the offsetting ETF hedge was lower than it should have been. We continue to observe various breadth and volume divergences and therefore the Fund’s net long exposure continues to be well below 100%.

The Fund’s short portfolio holds numerous small cap companies and, notwithstanding poor fundamentals, many of these companies rallied along with the market. There have been an abundance of companies that reported in-line to below consensus earnings on light revenues, yet after initial price declines, the strong market enabled the stock prices of these companies to rise. We have maintained the Fund’s short exposure given our belief that many of these companies are likely to disappoint again in the June quarter. Assuming the market advance at least pauses, we like the risk-reward potential of being short companies that have already disappointed yet are priced higher than they were before the disappointments.

We believe that the Fund’s L/S equity strategy should perform best in a market that includes both advances and declines. The S&P 500 Index has now been positive for 6 consecutive months. Every correction has been short and sharp. These are not ideal conditions for our strategy, but we do not believe these conditions are the “new” normal. Historically, the S&P 500 has appreciated by approximately 7%-8% per year, but there are ebbs and flows and opportunities to profit from both the short and long side. Whether the reason for the current “unusual” action is the Federal Reserve QE actions, High Frequency Trading, or another explanation is not for us to determine, but the reality is that the market action has been essentially up. We are in fact net long at all times and our goal is to participate during market advances, but in order to really demonstrate the value of a long/short strategy, we believe a return to a more “normal” back and forth flow would be constructive. Over time, we believe that this will recur, as it has been the way markets have historically behaved.

Since the Logan Funds’ launch dates in 20121, investors have faced a myriad of opportunities and challenges reflective of the frequent swings in sentiment regarding the health of the stock market and the U.S. economy. There has been no shortage of events capturing the attention of investors and influencing financial markets this year – and the last several years for that matter.  Among these were the fiscal train wrecks both domestically and overseas, political instability in sensitive areas like the Middle East, rising energy prices, the presidential and congressional elections in the U.S. and their implications for a wide range of economic and tax issues, and easy monetary policy established by central banks both here and abroad.

This period as a whole (6/28/13-4/30/13) – in this 4th year of the current bull market – saw solid double-digit gains in most of the major indices. However, this strength masked the market’s multiple and tumultuous gyrations, including two significant S&P 500 Index corrections of 9.1% and 7.7%, as well as two more minor pullbacks of more than 3.0%. Fortunately, seasoned investors have learned not to be too rattled by this behavior, recognizing that these see-saws have become a trademark of this bull market which has – on average – had pullbacks of 5%+ about every 5 months.

____________

1	The Logan Capital Large Cap Growth Fund commenced operations on June 28, 2012; the Logan Capital Long/Short Fund commenced operations on September 28, 2012.

Market Overview – Quarter-by-Quarter

Fiscal Quarter 1, ending July 31, 2012 (1FQ12/13) – recap
As has been the case for the last several years, investors’ moods seem to lurch from optimism to pessimism as various events unfold or as economic statistics are released. For instance, in early 2012, the market was relieved when Greece received approval for financing from the European Central Bank after agreeing to terms of another harsh austerity plan.  However, during the second quarter, fears that subsequent Greek elections would result in a new government which would reject the austerity program led to sovereign debt problem concerns which weighed heavily on the market.  When the pro-austerity party in Greece subsequently won the election there was a relief rally, although it is still highly uncertain that the austerity plan’s requirements will ever be fulfilled. Just as one of the market’s biggest worries (Greece) eased, another (Spain) increased. However, the U.S. stock market rose approximately 2.5% in one day in reaction to Germany’s agreement in principle to a new deal to shore up the endangered Euro-banks and the creation of a new euro-wide bank supervisor.

Domestically, the U.S. economy’s gyrations also chilled investors’ risk appetites.  The economic rebound that appeared to be taking shape earlier in 2012, was increasingly called into question as employment numbers contracted with only 69,000 jobs created in May 2012, down from 275,000 in January 2012.  Moreover, an apparent slowdown in China’s economy and a likely recession in Europe raised the specter of additional pressures in the U.S. resulting from reduced exports.  Meanwhile, many market participants and pundits fearfully awaited the Fed’s next meaningful action (i.e., “QE3”).  Over the past year, the Fed has emphasized the importance of the wealth affect of stock prices as a partial justification for its previous actions. In effect, the Fed has put itself in the position of appearing to provide a “put” on the stock market, i.e., the Fed has seemed concerned with propping up the stock market, something that historically it has not worried about. The danger has been – and continues to be – that once investors become conditioned to expect such supportive actions, the Fed risks a materially negative stock market reaction when it ceases to be as accommodative. Since the depths of the recession, the Fed has remained steadfast in its role of keeping prices stable by maintaining historically low interest rates.

2FQ12/13, ending October 31, 2012 – recap
Unlike most of the rest of the past year when investors were in a “risk-off” mood (e.g., reduce risk) and chased high-dividend stocks, this quarter saw a resurgence in confidence and a spike in “risk-on” trades. This nature of the market this quarter resulted in all of the dividend yield indices which we monitor trailing the broader market averages. U.S. monetary policy became an almost obsessive issue with investors during the third quarter as they speculated on whether the Fed would initiate another round of quantitative easing (“QE3”), which in fact it did in September. In light of some very disappointing economic results over the prior few months, the Fed has left the expected duration of this new round of easing open-ended and dependent on improving conditions in the job market data.

Part of the Fed’s reasoning for what is now known as “QE infinity” was to entice more risk taking in the financial markets under the theory that higher asset prices will improve consumer sentiment and thus spending.  Whether and/or to what extent that linkage is valid is unclear; however, the history of the Fed’s QE programs over the last few years has been to pump up equity markets and increase investors willingness to take on greater risk in their portfolios – at least in the short run.  In such environments where risk taking is increasing, we would expect dividend oriented stocks to trail broader market averages, but we would also expect those periods to be followed by periods where the “risk-off” mentality resurfaces and the need for defense becomes paramount.  That is the pattern we have seen the last few years and expect to see going forward.

3FQ12/13, ending January 31, 2013 – recap
The stock market in this quarter lurched from event to event and rumor to rumor.  Clearly, the presidential election weighed on investors’ minds before and after Election Day.  After sinking in the days following November 6th, the stock market subsequently rebounded and was then subjected to conjecture about Fed policy as well as constant news reports about what was happening in the “fiscal cliff” negotiations.  The Fed eventually said it would continue to purchase large amounts of securities and remain very accommodative until unemployment declined near 6.5% or inflation became troublesome (this was a change from the previous policy of estimating a time frame until it would change course).

Meanwhile, discussions amongst politicians (both privately behind closed doors and publicly in front of TV cameras) about tax increases and spending reductions were a constant reminder of how important those policies can be for investors and how ill-equipped the government is at the moment to make those types of decisions in anything other than a chaotic manner.  Ultimately, Congress passed legislation on January 1, 2013 that raised tax rates on individuals earning more than $400,000 (and joint returns above $450,000) and left tax rates (including capital gains and dividend tax rates) unchanged for those earning below those levels. However, there were virtually no spending cuts, thus once again kicking the can down the road.  The can has already been kicked quite a ways, but spending cuts can only be delayed so long until markets revolt as the citizens of Greece can attest.  Hopefully, we do not reach that point.  A debt ceiling fight looked assured toward the end of the first quarter of 2013, but rising revenues have pushed that deadline out into the 2nd half of 2013 for now. Despite the drama in Washington, the economy continued to improve as employment appeared to stabilize and the housing sector continued its steady ascent.  The international backdrop also brightened investors’ spirits toward the end of the quarter as economic statistics from China improved and Japan was set to embark on its own large quantitative easing program after a new government was elected.  Still, continued improvement in the U.S. economy over time will to a large extent depend on the ability of our leaders to meaningfully address the federal deficit, which clearly the “fiscal cliff deal” did not.

4FQ12/13, ending April 30, 2013 – recap
The stock market seemed to flow in only one direction during the first three months of 2013 (up), and had its second best first calendar quarter since 1998. Investor enthusiasm for stocks manifested itself as both the S&P 500 Index and the Dow Jones Industrial Average hit all-time highs in March. (At one stretch during the quarter, the Dow advanced for ten straight days – the longest winning streak since 1996).  Moreover, volatility as measured by the CBOE Volatility index (“VIX”) fell to extremely low levels indicating investor complacency and a heightened risk appetite. This generally is not an environment conducive to outperformance by dividend oriented stocks; instead, growth stocks tend to outperform.

Among the factors the stock market reacted favorably to was the previously mentioned January 1, 2013 passage of the American Taxpayer Relief Act of 2012.  This was generally a more favorable resolution to the “fiscal cliff” than the market had anticipated. Moreover, the elimination of the threat of a government shut-down led to increased investor optimism.  Meanwhile, the housing market and the economy continued to improve despite the tax increases (including the expiration of the 2% payroll tax cut as of the beginning of the year) and the prospects of spending cuts mandated by the sequestration.  The importance of the Fed’s policy in contributing to the market’s advance was evident when the minutes from a Fed meeting seemed to imply there was an increasing likelihood the Fed would pull back from its quantitative easing policy sooner than expected.  That sudden jolt sent markets tumbling for a short time until investors were quickly mollified by comments from Fed Chairman Bernanke that no cessation of the easing policy was likely in the near future.

As the Logan Funds’ 2012/13 Fiscal Year came to a close, even the unsettling banking crisis in Cyprus had little immediate impact on U.S. equity markets.  While the situation did serve to remind investors that the “all clear” signal in Europe has not yet been sounded, the U.S. market nevertheless seemed to take it in stride.  The ultimate impact of that situation is hard to predict since the loss taken by some depositors in Cypriot banks may unnerve depositors in other banks across the Eurozone, reignite financial strains and derail the region’s fragile recovery. As we have seen before, the ripple effects from incidents like these can play out over time and in some cases significantly impact global markets.  On the other hand, global events like that occurring in Cyprus may end up only being a speed bump with no lasting effect – only time will tell.

* * * * *
Closing comments

We are optimistic about the coming year and we believe that much of the cash that is hiding on the sidelines or in high-yield investments will start to migrate back into the Growth arena. Furthermore, the bond market will almost certainly see outflows of funds when interest rates start moving up and this cash is likely to head toward the relatively attractive – on a long-term valuation basis – U.S. equity markets. When viewed in this light, we believe that the current environment is on the cusp of a shift that has the potential to be rewarding for our Fund investors.

We appreciate your belief in and support of the Logan Capital Fund Family and we look forward to the opportunity as we aim to help you achieve your long-term investment goals.

Each Morningstar Category Average is representative of funds with similar investment objectives.  It is not possible to invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please see the Schedule of Investments in this report for a complete list of fund holdings.

Mutual Fund investing involves risk.  Principal loss is possible.  The Funds may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  These risks are greater for emerging markets.  The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested in the securities.  The Funds may purchase and sell options on securities which may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.  The Funds may purchase securities of companies that are offered pursuant to an IPO which may fluctuate considerably, may be subject to liquidity risk and could have a magnified impact on Fund performance.  By investing in other mutual funds and ETFs, the Funds will bear any share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds including brokerage costs.

The opinions expressed above are those of the author, are subject to change and are not guaranteed and should not be considered investment advice.

DEFINITIONS

The Dow Jones Industrial Average and S&P 500 are unmanaged indices of common stocks comprised of major companies and assumes reinvestment of dividends.

The CBOE is the Chicago Board Options Exchange Volatility Index, which is an exchange that focuses on options contracts for individual equities, indexes and interest rates. The CBOE is the world’s largest options market. It captures a majority of the options traded. It is also a market leader in developing new financial products and technological innovation, particularly with electronic trading.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Basis points is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed income security.

PE/G is a stock’s price-to-earnings ratio divided by the growth rate of its earnings for a specified time period. The price/earnings to growth (PEG) ratio is used to determine a stock’s value while taking the company’s earnings growth into account, and is considered to proved a more complete picture than the P/E ratio. While a high P/E ratio may make a stock look like a good buy, factoring in the company’s growth rate to get the stock’s PEG ratio can tell a different story. The lower the PEG ratio, the more the stock may be undervalued given its earnings performance.

The Morningstar Long/Short Equity Index holds sizeable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange-traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives.

Comparison of the change in value of a $10,000 investment in the
Logan Capital Large Cap Growth Fund – Investor Class and the
Russell 1000 Growth Total Return

Since Inception
Total Return Periods ended April 30, 2013:	(6/28/12)
Logan Capital Large Cap Growth Fund – Investor Class (No Load)	13.40%
Russell 1000 Growth Total Return	20.25%
Total Annual Fund Operating Expenses:  1.50%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on June 28, 2012, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Comparison of the change in value of a $500,000 investment in the
Logan Capital Large Cap Growth Fund – Institutional Class and the
Russell 1000 Growth Total Return

Since Inception
Total Return Periods ended April 30, 2013:	(6/28/12)
Logan Capital Large Cap Growth Fund – Institutional Class (No Load)	13.80%
Russell 1000 Growth Total Return	20.25%
Total Annual Fund Operating Expenses:  1.25%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $500,000 investment made in the Fund on June 28, 2012, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Comparison of the change in value of a $10,000 investment in the
Logan Capital Long/Short Fund – Investor Class, the
S&P 500 Total Return and the Morningstar Long/Short Equity Index

Since Inception
Total Return Periods ended April 30, 2013:	(9/28/12)
Logan Capital Long/Short Fund (No Load)	1.20%
S&P 500 Total Return	12.31%
Morningstar Long/Short Equity Index	6.47%
Total Annual Fund Operating Expenses:  2.50%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-215-1200.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on June 28, 2012, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The S&P 500 is an unmanaged index of common stocks comprised of major companies and assumes reinvestment of dividends.

The Morningstar Long/Short Equity Index holds sizeable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange-traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at April 30, 2013

Logan Capital Large Cap Growth Fund

Percentages represent market value as a percentage of net assets.

SCHEDULE OF INVESTMENTS
at April 30, 2013

Logan Capital Large Cap Growth Fund

COMMON STOCKS – 97.1%	Shares	Value

Consumer Discretionary – 25.3%
Amazon.com, Inc. (a)	961	$243,911
Bed Bath & Beyond, Inc. (a)	1,689	116,203
Home Depot, Inc.	2,060	151,101
Netflix, Inc. (a)	817	176,529
Priceline.com, Inc. (a)	370	257,517
Polaris Industries, Inc.	1,522	131,181
Ralph Lauren Corp.	1,396	253,486
Starbucks Corp.	3,823	232,591
Tiffany & Co.	1,492	109,931
Wynn Resorts Ltd.	817	112,174
		1,784,624
Consumer Staples – 3.9%
Estee Lauder Companies, Inc.	2,969	205,900
Monster Beverage Corp. (a)	1,177	66,383
		272,283
Energy – 3.0%
FMC Technologies, Inc. (a)	2,359	128,094
Halliburton Co.	1,900	81,263
		209,357
Financials – 1.9%
CBRE Group, Inc. (a)	5,567	134,833

Health Care – 12.9%
AmerisourceBergen Corp.	2,802	151,644
Agilent Technologies, Inc.	2,598	107,661
Celgene Corp. (a)	1,039	122,675
Express Scripts Holding Co. (a)	1,871	111,081
Mettler-Toledo International, Inc. (a)	557	116,391
Perrigo Co.	1,358	162,159
Waters Corp. (a)	1,473	136,105
		907,716
Industrials – 15.2%
Cummins, Inc.	1,748	185,970
Deere & Co.	1,956	174,670
Flowserve Corp.	1,332	210,616

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2013

Logan Capital Large Cap Growth Fund

COMMON STOCKS – 97.1% (Continued)	Shares	Value

Industrials – 15.2% (Continued)
Jacobs Engineering Group, Inc. (a)	2,413	$121,808
Joy Global, Inc.	2,709	153,113
Precision Castparts Corp.	1,169	223,618
		1,069,795
Information Technology – 30.5%
Apple, Inc.	521	230,672
Accenture PLC (c)	1,986	161,740
Alliance Data Systems Corp. (a)	668	114,742
Amphenol Corp.	3,084	232,904
Cognizant Technology Solutions Corp. (a)	1,917	124,222
Citrix Systems, Inc. (a)	2,973	184,831
F5 Networks, Inc. (a)	1,110	84,837
Google, Inc. (a)	200	164,914
Intuit, Inc.	1,615	96,319
Mastercard, Inc.	371	205,137
NetApp, Inc. (a)	3,786	132,094
Oracle Corp.	3,801	124,597
Qualcomm, Inc.	1,874	115,476
Teradata Corp. (a)	1,566	79,976
Trimble Navigation Ltd. (a)	3,192	91,738
		2,144,199
Materials – 4.4%
Airgas, Inc.	1,188	114,820
Sherwin-Williams Co.	1,084	198,491
		313,311
TOTAL COMMON STOCKS (Cost $6,434,107)		6,836,118

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2013

Logan Capital Large Cap Growth Fund

SHORT-TERM INVESTMENT – 2.0%	Shares	Value

MONEY MARKET FUNDS – 2.0%
Fidelity Government Portfolio –
Class I, 0.01% (b)	138,331	$138,331
TOTAL SHORT-TERM INVESTMENTS
(Cost $138,331)		138,331
TOTAL INVESTMENTS (Cost $6,572,438) – 99.1%		6,974,449
Other Assets in Excess of Liabilities – 0.9%		66,297
TOTAL NET ASSETS – 100.00%		$7,040,746

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the fund’s 7-day yield as of April 30, 2013.
(c)	U.S. traded security of a foreign issuer or corporation.

The accompanying notes are an integral part of these financial statements.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at April 30, 2013

Logan Capital Long/Short Fund

Percentages represent market value as a percentage of net assets.

SCHEDULE OF INVESTMENTS
at April 30, 2013

Logan Capital Long/Short Fund

COMMON STOCKS – 98.3%	Shares	Value

Consumer Discretionary – 23.0%
Bed Bath & Beyond, Inc. (a)(d)	835	$57,448
DIRECTV (a)(d)	1,763	99,715
HomeAway, Inc. (a)(d)	2,525	77,139
Home Depot, Inc. (d)	1,686	123,668
McDonald’s Corp. (d)	2,194	224,095
Nike, Inc. (d)	1,555	98,898
Priceline.com, Inc. (a)(d)	154	107,183
PetSmart, Inc. (d)	731	49,883
Ralph Lauren Corp. (d)	519	94,240
Starbucks Corp. (d)	1,105	67,228
Scripps Networks Interactive, Inc. (d)	941	62,652
Tractor Supply Co. (d)	822	88,094
Ulta Salon Cosmetics & Fragrance, Inc. (a)(d)	701	61,443
		1,211,686
Consumer Staples – 4.6%
Monster Beverage Corp. (a)(d)	584	32,938
Philip Morris International, Inc. (d)	2,186	208,960
		241,898
Energy – 9.7%
Chevron Corp. (d)	1,884	229,867
FMC Technologies, Inc. (a)(d)	1,511	82,047
Royal Dutch Shell PLC – ADR (c)(d)	2,853	199,111
		511,025
Financials – 5.8%
Affiliated Managers Group (a)(d)	594	92,474
CBRE Group, Inc. (a)(d)	4,717	114,246
T. Rowe Price Group, Inc. (d)	1,363	98,817
		305,537
Health Care – 9.6%
Edwards Lifesciences Corp. (a)(d)	663	42,293
GlaxoSmithKline PLC – ADR (c)(d)	2,085	107,669
Johnson & Johnson (d)	1,445	123,157
Merck & Co., Inc. (d)	2,325	109,275
Pfizer, Inc. (d)	4,328	125,815
		508,209

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2013

Logan Capital Long/Short Fund

COMMON STOCKS – 98.3% (Continued)	Shares	Value

Industrials – 14.3%
Caterpillar, Inc. (d)	809	$68,498
Cummins, Inc. (d)	847	90,112
CSX Corp. (d)	3,262	80,213
Deere & Co. (d)	977	87,246
General Electric Co. (d)	9,574	213,405
Middleby Corp. (a)(d)	813	121,609
Precision Castparts Corp. (d)	474	90,671
		751,754
Information Technology – 19.2%
Apple, Inc. (d)	148	65,527
Cognizant Technology Solutions Corp. (a)(d)	1,144	74,131
Citrix Systems, Inc. (a)(d)	749	46,565
3D Systems Corp. (a)(d)	2,002	76,556
F5 Networks, Inc. (a)(d)	508	38,826
Fiserv, Inc. (a)(d)	1,024	93,297
Google, Inc. (a)(d)	83	68,439
Intel Corp. (d)	9,349	223,909
IPG Photonics Corp. (d)	1,484	94,501
Mastercard, Inc. (d)	168	92,892
Oracle Corp. (d)	2,504	82,081
Qualcomm, Inc. (d)	941	57,984
		1,014,708
Materials – 8.2%
Airgas, Inc. (d)	917	88,628
DuPont de Nemours & Co. (d)	4,338	236,464
Ecolab, Inc. (d)	1,238	104,760
		429,852
Telecommunication Services – 3.9%
AT&T, Inc. (d)	5,490	205,656
TOTAL COMMON STOCKS (Cost $4,793,108)		5,180,325

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2013

Logan Capital Long/Short Fund

REITS – 3.6%	Shares	Value

American Tower Corp. (d)	1,316	$110,531
Public Storage (d)	484	79,860
TOTAL REITS (Cost $167,725)		190,391

SHORT-TERM INVESTMENTS – 21.3%

MONEY MARKET FUNDS – 21.3%
Fidelity Government Portfolio –
Class I, 0.01% (b)(d)	1,121,777	1,121,777
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,121,777)		1,121,777
TOTAL INVESTMENTS (Cost $6,082,610) – 123.2%		6,492,493
Liabilities in Excess of Other Assets – (23.2)%		(1,220,622)
TOTAL NET ASSETS – 100.00%		$5,271,871

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt
(a)	Non-income producing security.
(b)	The rate shown represents the fund’s 7-day yield as of April 30, 2013.
(c)	U.S. traded security of a foreign issuer or corporation.
(d)	All or a portion of the security has been segregated for open short positions.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT
at April 30, 2013

Logan Capital Long/Short Fund

COMMON STOCKS – 23.6%	Shares	Value

Consumer Discretionary – 7.1%
Family Dollar Stores, Inc.	2,590	$158,948
Lululemon Athletica, Inc.	2,273	173,044
Blue Nile, Inc.	1,356	44,246
		376,238
Health Care – 4.2%
Amedisys, Inc.	6,767	67,941
Computer Programs & Systems, Inc.	2,871	150,613
		218,554
Information Technology – 12.3%
ADTRAN, Inc.	3,350	70,350
International Business Machines Corp.	1,172	237,377
Plexus Corp.	6,755	182,182
Vistaprint NV (a)	3,905	159,324
		649,233
TOTAL SECURITIES SOLD SHORT
(Proceeds $1,218,063)		$1,244,025

Percentages are stated as a percent of net assets.

(a)	U.S. traded security of a foreign issuer or corporation.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

STATEMENTS OF ASSETS AND LIABILITIES
at April 30, 2013

	Logan Capital	Logan Capital
	Large Cap	Long/Short
	Growth Fund	Fund
Assets:
Investments, at value
(cost of $6,572,438, $6,082,610, respectively)	$6,974,449	$6,492,493
Deposits at brokers	—	758,950
Receivables:
Securities sold	63,846	344,725
Dividends and interest	2,521	3,526
Advisor	46,100	24,224
Prepaid expenses	4,242	5,555
Total assets	7,091,158	7,629,473
Liabilities:
Securities sold short (proceeds $0 and $1,218,063, respectively)	—	1,244,025
Payables:
Securities purchased	—	1,061,580
Fund shares redeemed	—	1,600
Administration and accounting fees	12,670	9,935
Distribution fees	1,271	5,907
Service fees	1,806	1,666
Custody fees	1,268	2,124
Transfer agent fees and expenses	5,602	3,173
Accrued expenses and other payables	27,795	27,592
Total liabilities	50,412	2,357,602
Net assets	$7,040,746	$5,271,871
Net assets consist of:
Paid in capital	$6,700,863	$5,183,076
Accumulated net investment income (loss)	(12,139)	(24,987)
Accumulated net realized gain (loss) on investments	(49,989)	(270,139)
Net unrealized appreciation (depreciation) on:
Investments	402,011	409,883
Securities sold short	—	(25,962)
Net assets	$7,040,746	$5,271,871
Investor Class:
Net assets applicable to outstanding Investor Class shares	$1,700,340	$5,271,871
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	149,878	524,371
Net asset value and redemption price per share	$11.34	$10.05

Institutional Class:
Net assets applicable to outstanding Institutional Class shares	5,340,406	N/A
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	469,392	N/A
Net asset value, offering price and redemption price per share	$11.38	N/A

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the Period Ended April 30, 2013

	Logan Capital	Logan Capital
	Large Cap	Long/Short
	Growth Fund*	Fund**
Investment income:
Dividends (net of foreign taxes withheld of
$0 and $0, respectively)	$15,757	$51,275
Interest	13	41
Total investment income	15,770	51,316
Expenses:
Investment advisory fees (Note 5)	13,972	33,081
Administration and accounting fees (Note 5)	66,857	37,944
Distribution fees (Note 6)
Distribution fees – Investor Class	1,271	5,907
Distribution fees – Institutional Class	—	—
Service fees (Note 7)
Service fees – Investor Class	508	2,363
Service fees – Institutional Class	1,641	—
Transfer agent fees and expenses	34,423	11,297
Federal and state registration fees	1,387	1,114
Audit fees	15,062	14,999
Compliance expense	9,970	6,951
Legal fees	5,288	3,357
Reports to shareholders	7,127	8,499
Trustees’ fees and expenses	4,192	2,905
Custody fees	7,788	9,132
Other	3,016	2,242
Total expenses before reimbursement from advisor	172,502	139,791
Dividends expense on short positions	—	4,063
Broker interest expense on short positions	—	14,683
Total expenses before reimbursement from advisor	172,502	158,537
Expense reimbursement from advisor (Note 5)	(144,336)	(80,718)
Net expenses	28,166	77,819
Net investment loss	$(12,396)	$(26,503)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments	$(49,865)	$(26,904)
Securities sold short	—	(217,832)
Net change in unrealized gain (loss) on:
Investments	402,011	409,883
Securities sold short	—	(25,962)
Net realized and unrealized gain (loss) on investments	352,146	139,185
Net increase in net assets resulting from operations	$339,750	$112,682

*	The Logan Capital Large Cap Growth Fund commenced operations on June 28, 2012.
**	The Logan Capital Long/Short Fund commenced operations on September 28, 2012.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Logan Capital	Logan Capital
	Large Cap	Long/Short
	Growth Fund	Fund
	Period Ended	Period Ended
	April 30, 2013*	April 30, 2013**
Operations:
Net investment loss	$(12,396)	$(26,503)
Net realized gain (loss) on investments	(49,865)	(244,736)
Net change in unrealized appreciation on investments	402,011	383,921
Net increase in net assets resulting from operations	339,750	112,682

Distributions to Shareholders From:
Net investment income
Investor class shares	—	(11,526)
Institutional class shares	—	—
Net realized gains
Investor class shares	—	(12,459)
Institutional class shares	—	—
Total distributions	—	(23,985)

Capital Share Transactions:
Proceeds from shares sold
Investor class shares	1,636,026	5,162,486
Institutional class shares	5,065,000	—
Proceeds from shares issued to holders in
reinvestment of dividends
Investor class shares	—	23,985
Institutional class shares	—	—
Cost of shares redeemed
Investor class shares	(30)	(3,305)
Institutional class shares	—	—
Redemption fees retained
Investor class shares	—	8
Institutional class shares	—	—
Net increase in net assets from capital share transactions	6,700,996	5,183,174

Total increase in net assets	7,040,746	5,271,871

Net Assets:
Beginning of period	—	—
End of period	$7,040,746	$5,271,871
Accumulated net investment loss	$(12,139)	$(24,987)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS (Continued)

	Logan Capital	Logan Capital
	Large Cap	Long/Short
	Growth Fund	Fund
	Period Ended	Period Ended
	April 30, 2013*	April 30, 2013**
Changes in Shares Outstanding:
Shares sold
Investor class shares	149,881	522,223
Institutional class shares	469,392	—
Proceeds from shares issued to holders in
reinvestment of dividends
Investor class shares	—	2,475
Institutional class shares	—	—
Shares redeemed
Investor class shares	(3)	(327)
Institutional class shares	—	—
Net increase in shares outstanding	619,270	524,371

*	The Logan Capital Large Cap Growth Fund commenced operations on June 28, 2012.
**	The Logan Capital Long/Short Fund commenced operations on September 28, 2012.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CASH FLOWS
For the Period Ended April 30, 2013

Logan Capital Long/Short Fund

Increase (decrease) in cash —

Cash flows from operating activities:
Net decrease in net assets from operations	$112,682
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Purchases of investments	(9,201,512)
Proceeds for dispositions of investment securities	4,213,775
Purchase of short term investments, net	(1,121,777)
Increase in deposits at broker	(758,950)
Increase in dividends and interest receivable	(3,526)
Increase in receivable for securities sold	(344,725)
Increase in due from Advisor	(24,224)
Increase in prepaid expenses and other assets	(5,555)
Increase in proceeds on securities sold short	1,244,025
Increase in payable for securities purchased	1,061,580
Increase in accrued administration fees	9,935
Increase in distribution and service fees	7,573
Increase in custody fees	2,124
Increase in transfer agent expenses	3,173
Increase in other accrued expenses	27,592
Unrealized appreciation on securities	(409,883)
Net realized loss on investments	26,904
Net cash used in operating activities	(5,160,789)

Cash flows from financing activities:
Proceeds from shares sold	5,162,486
Payment on shares redeemed	(1,697)
Distributions paid in cash	—
Net cash provided by financing activities	5,160,789
Net increase in cash	—

Cash:
Beginning balance	—
Ending balance	$—

Supplemental information:
Cash paid for interest	$14,683

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

Logan Capital Large Cap Growth Fund

For a capital share outstanding throughout the period

Investor Class
	June 28, 2012
	through
	April 30, 2013*
Net Asset Value – Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.02)
Net realized and unrealized gain (loss) on investments	1.36
Total from investment operations	1.34

Less Distributions:
Dividends from net investment income	—
Distributions from net realized gains	—
Total distributions	—
Net Asset Value – End of Period	$11.34

Total Return	13.40	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$1,700
Ratio of operating expenses to average net assets:
Before Reimbursements	9.91	%^
After Reimbursements	1.50	%^
Ratio of net investment income (loss) to average net assets:
Before Reimbursements	(9.10	%)^
After Reimbursements	(0.69	)%^
Portfolio turnover rate	14	%+

*	Commencement of operations for Investor Class shares was June 28, 2012.
+	Not Annualized.
^	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Logan Capital Large Cap Growth Fund

For a capital share outstanding throughout the period

Institutional Class
	June 28, 2012
	through
	April 30, 2013*
Net Asset Value – Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.02)
Net realized and unrealized gain (loss) on investments	1.40
Total from investment operations	1.38

Less Distributions:
Dividends from net investment income	—
Distributions from net realized gains	—
Total distributions	—
Net Asset Value – End of Period	$11.38

Total Return	13.80	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$5,340
Ratio of operating expenses to average net assets:
Before Reimbursements	7.44	%^
After Reimbursements	1.25	%^
Ratio of net investment income (loss) to average net assets:
Before Reimbursements	(6.73	)%^
After Reimbursements	(0.54	)%^
Portfolio turnover rate	14	%+

*	Commencement of operations for Institutional Class shares was June 28, 2012.
+	Not Annualized.
^	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

Logan Capital Long/Short Fund

For a capital share outstanding throughout the period

Investor Class
	September 28, 2012
	through
	April 30, 2013*
Net Asset Value – Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.04)
Net realized and unrealized gain (loss) on investments	0.16
Total from investment operations	0.12

Less Distributions:
Dividends from net investment income	(0.03)
Distributions from net realized gains	(0.04)
Total distributions	(0.07)
Net Asset Value – End of Period	$10.05

Total Return	1.20	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$5,272
Ratio of operating expenses to average net assets:
Before Reimbursements	6.71	%^
After Reimbursements	3.29	%^
Ratio of interest expense and dividends on short positions
to average net assets	0.79	%^
Ratio of operating expenses excluding interest expense and
dividend payments on short positions to average net assets:
Before Reimbursements	5.92	%^
After Reimbursements	2.50	%^
Ratio of net investment income (loss) to average net assets:
Before Reimbursements	(4.54	)%^
After Reimbursements	(1.12	)%^
Portfolio turnover rate	108	%+

*	Commencement of operations for Investor Class shares was September 28, 2012.
+	Not Annualized.
^	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
April 30, 2013

NOTE 1 – ORGANIZATION

The Logan Capital Large Cap Growth Fund (the “Large Cap Growth” Fund) and the Logan Capital Long/Short Fund (the “Long/Short” Fund, and each a “Fund” and collectively the “Funds”) are each diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The investment objective of the Large Cap Growth Fund is long-term capital appreciation.  The Large Cap Growth Fund commenced operations on June 28, 2012 and offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The investment objective of the Long/Short Fund is to achieve long-term capital appreciation and manage risk by purchasing stocks believed by the Advisor to be undervalued and selling short stocks believed by the Advisor to be overvalued.  The Fund commenced operations on September 28, 2012 and currently offers only Investor Class shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders.  Therefore, no federal income or excise tax provisions are required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken in the Funds’ 2013 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2013

the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Funds distribute substantially all of their net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Funds’ shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Funds, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds proportionately based on allocation methods approved by the Board of Trustees (the “Board”).

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Redemption Fees:  The Large Cap Growth Fund charges a 1% redemption fee to shareholders who redeem shares held for 180 days or less and the Long/Short Fund charges a 1% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

F.
Options Transactions:  The Funds may utilize options for hedging purposes as well as direct investment.  Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with each Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a written option expires, a gain is

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2013

realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold such a portfolio, will maintain a segregated account with the Funds’ custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

G.
Leverage and Short Sales:  The Funds may use leverage in connection with their investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Funds if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Funds will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Funds of a security which they do not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Funds will realize a loss.  The risk on a short sale is unlimited because the Funds must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Funds would also incur increased transaction costs associated with selling securities short.  In addition, if the Funds sell securities short, they must maintain a segregated account with their custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii)

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2013

any collateral deposited with the Funds’ broker (not including the proceeds from the short sales).  The Funds may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Funds may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing their overall managed assets available for trading purposes.

H.
Mutual Fund and ETF Trading Risk:  The Funds may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs.  ETFs are investment companies that are bought and sold on a national securities exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of their costs, and the Funds will indirectly bear their proportionate share of the costs.

I.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the period ended April 30, 2013, the Funds made the following permanent tax adjustments on the Statement of Assets and Liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Large Cap Growth Fund	257	(124)	(133)
Long/Short Fund	13,042	(12,944)	(98)

J.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of April 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

K.
Recent Accounting Pronouncement:  In December 2011, FASB issued ASU No.  2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Funds are currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2013

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign- issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2013

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Funds and will be classified in level 1 of the fair value hierarchy.

Exchange-Traded Notes:  Investments in exchange-traded notes are actively traded on a national securities exchange and are valued based on the last sales price from the exchange and are categorized in level 1 of the fair value hierarchy.

Derivative Instruments:  Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term securities having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed and ratified by the Board.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Large Cap Growth Fund’s securities as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,784,624	$—	$—	$1,784,624
Consumer Staples	272,283	—	—	272,283
Energy	209,357	—	—	209,357
Financials	134,833	—	—	134,833
Health Care	907,716	—	—	907,716
Industrials	1,069,795	—	—	1,069,795
Information Technology	2,144,199	—	—	2,144,199
Materials	313,311	—	—	313,311
Total Common Stock	6,836,118	—	—	6,836,118
Short-Term Investments	138,331	—	—	138,331
Total Investments in Securities	$6,974,449	$—	$—	$6,974,449

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2013

The following is a summary of the fair valuation hierarchy of the Long/Short Fund’s securities as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,211,686	$—	$—	$1,211,686
Consumer Staples	241,898	—	—	241,898
Energy	511,025	—	—	511,025
Financials	305,537	—	—	305,537
Health Care	508,209	—	—	508,209
Industrials	751,754	—	—	751,754
Information Technology	1,014,708	—	—	1,014,708
Materials	429,852	—	—	429,852
Telecommunication Services	205,656	—	—	205,656
Total Common Stock	5,180,325	—	—	5,180,325
REITs	190,391	—	—	190,391
Short-Term Investments	1,121,777	—	—	1,121,777
Total Investments in Securities	$6,492,493	$—	$—	$6,492,493
Total Securities Sold Short	$1,244,025	$—	$—	$1,244,025

Transfers between levels are recognized at the end of the reporting period.  During the period ended April 30, 2013, the Funds recognized no transfers between levels.  There were no level 3 securities held in the Funds on April 30, 2013.

NOTE 4 – DERIVATIVES TRANSACTIONS

The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position.  During the period ended April 30, 2013, the Funds did not hold any derivatives instruments.

NOTE 5 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the period ended April 30, 2013, Logan Capital Management, Inc. (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.65% and 1.40% for the Large Cap Growth Fund and Long/Short Fund, respectively, based upon the average daily net assets of the Funds.  For the period ended April 30, 2013, the Large Cap Growth Fund and the Long/Short Fund incurred $13,972 and $33,081 in advisory fees, respectively.

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2013

Advisory fees payable at April 30, 2013 for the Large Cap Growth Fund and the Long/Short Fund were $0 and $0, respectively.  The Advisor has hired Waterloo International Advisors, LLC as a sub-advisor to manage the short portion of the Long/Short Fund.  The Advisor pays the Sub-Advisor fee for the Long/Short Fund from its own assets and these fees are not an additional expense of the Funds.

The Funds are responsible for their own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Funds to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

Logan Capital Large Cap Growth Fund
Investor Class	1.50%
Institutional Class	1.25%

Logan Capital Long/Short Fund
Investor Class	2.50%

Any such reductions made by the Advisor in its fees or payment of expenses which are the Funds’ obligations are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Funds’ expenses.  The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the period ended April 30, 2013, the Advisor reduced its fees and absorbed Fund expenses in the amount of $144,336 and $80,718 for the Large Cap Growth and the Long/Short Fund, respectively.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

	2016	Total
Large Cap Growth Fund	$144,336	$144,336
Long/Short Fund	$ 80,718	$ 80,718

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.  For the period ended April 30, 2013, the Funds incurred the following

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2013

expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

Logan Capital Large Cap Growth Fund
Administration & fund accounting	$66,857
Custody	$ 7,788
Transfer agency(a)	$25,150
Chief Compliance Officer	$ 9,970
(a) Does not include out-of-pocket expenses.

Logan Capital Long/Short Fund
Administration & fund accounting	$37,944
Custody	$ 9,132
Transfer agency(a)	$ 8,713
Chief Compliance Officer	$ 6,951
(a) Does not include out-of-pocket expenses.

At April 30, 2013, the Funds had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Logan Capital Large Cap Growth Fund
Administration & fund accounting	$12,670
Custody	$ 1,268
Transfer agency(a)	$ 5,082
Chief Compliance Officer	$ 1,932
(a) Does not include out-of-pocket expenses.

Logan Capital Long/Short Fund
Administration & fund accounting	$9,935
Custody	$2,124
Transfer agency(a)	$2,333
Chief Compliance Officer	$1,930
(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

NOTE 6 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2013

distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended April 30, 2013, the Large Cap Growth and Long/Short Funds incurred distribution expenses on their Investor Class shares of $1,271 and $5,907, respectively.

NOTE 7 – SHAREHOLDER SERVICING FEE

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Large Cap Growth Fund may pay servicing fees at an annual rate of 0.10% of the average daily net assets of the Investor Class and Institutional Class shares and the Long/Short Fund may pay servicing fees at an annual rate of 0.10% of the average daily net assets of the Investor Class shares.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the period ended April 30, 2013, the Funds incurred, under the Agreement, shareholder servicing fees as follows:

Logan Capital Large Cap Growth Fund
Investor Class	$ 508
Institutional Class	$1,641

 Logan Capital Long/Short Fund
Investor Class	$2,363

NOTE 8 – SECURITIES TRANSACTIONS

For the period ended April 30, 2013, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Large Cap Growth Fund	$6,817,541	$ 333,569
Long/Short Fund	$9,201,512	$4,213,775

There were no purchases or sales of long-term U.S. Government securities.

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2013

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2013, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Large Cap
	Growth Fund	Long/Short Fund
Cost of investments(a)	$6,578,804	$6,085,678
Gross unrealized appreciation	605,111	519,785
Gross unrealized depreciation	(209,466)	(112,970)
Net unrealized appreciation	395,645	406,815
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	—	—
Other accumulated gains/(losses)	(55,762)	(318,020)
Total accumulated earnings/(losses)	$339,883	$88,795

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales.

At April 30, 2013, the Large Cap Growth Fund had no tax basis capital losses to offset future capital gains.  At April 30, 2013, the Long/Short Fund had no tax basis capital losses to offset future capital gains.

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Further, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The tax character of distributions paid during 2013 was as follows:

Period Ended April 30, 2013
Large Cap Growth Fund
Ordinary income	$ —
Long-term capital gains	—
Long/Short Fund
Ordinary income	$23,985
Long-term capital gains	—

At April 30, 2013, the following funds deferred, on a tax basis, post-October losses of:

	Late Year Ordinary	Capital Loss
	Loss Deferral	Carryover Deferral
Large Cap Growth Fund	(12,139)	(43,623)
Long/Short Fund	(24,987)	(167,894)

NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2013

NOTE 10 – SIGNIFICANT OWNERSHIP CONCENTRATION

At April 30, 2013, the Long/Short Fund invested 21.3% of its total net assets in the Fidelity Government Portfolio – Class I.  The Fidelity Government Portfolio – Class I seeks to obtain as high a level of current income as is consistent with the preservation of principal and liquidity within the limitations prescribed for the Fund.  The Fidelity Government Portfolio – Class I will normally invest at least 80% of the Fund’s assets in U.S. Government Securities and repurchase agreements for those securities.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Logan Funds

We have audited the accompanying statements of assets and liabilities of Logan Capital Large Cap Growth Fund and Logan Capital Long/Short Fund, each a series of Advisors Series Trust (the “Trust”),  including the schedule of investments, as of April 30, 2013, and with respect to Logan Capital Large Cap Growth Fund the related statement of operations, the statement of changes in net assets and the financial highlights for the period June 28, 2012 (commencement of operations) to April 30, 2013, and with respect to Logan Capital Long/Short Fund the related statement of operations, the statement of cash flows, the statement of changes in net assets, and the financial highlights for the period September 28, 2012 (commencement of operations) to April 30, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Logan Capital Large Cap Growth Fund and Logan Capital Long/Short Fund as of April 30, 2013, the results of their operations, cash flows, changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 25, 2013

EXPENSE EXAMPLE
April 30, 2013 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from November 1, 2012 to April 30, 2013.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses.  You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE (Continued)
April 30, 2013 (Unaudited)

Logan Capital Large Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	11/1/12	4/30/2013	11/1/12 – 4/30/2013
Actual
Investor Class	$1,000.00	$1,120.60	$7.89
Institutional Class	$1,000.00	$1,123.40	$6.58
Hypothetical (5% return
before expenses)
Investor Class	$1,000.00	$1,017.36	$7.50
Institutional Class	$1,000.00	$1,018.60	$6.26

(1)
Expenses are equal to the Investor Class and Institutional Class fund shares’ annualized expense ratios of 1.50% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

Logan Capital Long/Short Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	11/1/12	4/30/2013	11/1/12 – 4/30/2013
Actual(2)
Investor Class	$1,000.00	$1,039.00	$16.94
Hypothetical (5% return
before expenses)(3)
Investor Class	$1,000.00	$1,008.18	$16.68

(1)	Expenses are equal to the Investor Class fund shares’ annualized expense ratios of 3.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).
(2)	Excluding interest expense and dividends on short positions, your actual expenses would be $12.64.
(3)	Excluding interest expense and dividends on short positions, your hypothetical expenses would be $12.47.

NOTICE TO SHAREHOLDERS
at April 30, 2013 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-215-1200 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2012

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-215-1200.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-855-215-1200.

Federal Tax Distribution Information (Unaudited)

The Large Cap Growth and Long/Short Fund designated 0% and 100%, respectively, of the dividend declared from net investment income during the period ended April 30, 2013, as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the period ended April 30, 2013, 0% and 100% of the ordinary income distributions paid by the Large Cap Growth and Long/Short Fund, respectively, qualify for the dividends received deduction available to corporate shareholders.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-215-1200 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

MANAGEMENT

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operation of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)

Number of
				Portfolios	Other
		Term of	Principal	in Fund	Directorships
	Position	Office and	Occupation	Complex	Held During
Name, Address	Held with	Length of	During Past	Overseen by	Past
and Age	the Trust	Time Served	Five Years	Trustee(2)	Five Years

Donald E. O’Connor	Trustee	Indefinite	Retired; former	5	Trustee, Advisors
(age 76)		term since	Financial Consultant		Series Trust
615 E. Michigan Street		February	and former		(for series not
Milwaukee, WI 53202		1997.	Executive Vice		affiliated with the
			President and Chief		Funds); Trustee,
			Operating Officer		The Forward
			of ICI Mutual		Funds (34
			Insurance Company		portfolios).
(until January 1997).
George J. Rebhan	Trustee	Indefinite	Retired; formerly	5	Trustee, Advisors
(age 78)		term since	President, Hotchkis		Series Trust
615 E. Michigan Street		May 2002.	and Wiley Funds		(for series not
Milwaukee, WI 53202			(mutual funds)		affiliated with
			(1985 to 1993).		the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.
George T. Wofford	Trustee	Indefinite	Retired; formerly	5	Trustee, Advisors
(age 73)		term since	Senior Vice		Series Trust
615 E. Michigan Street		February	President, Federal		(for series not
Milwaukee, WI 53202		1997.	Home Loan Bank		affiliated with the
			of San Francisco.		Funds).
Interested Trustee
Joe D. Redwine(3)	Interested	Indefinite	President, CEO,	5	Trustee, Advisors
(age 65)	Trustee	term since	U.S. Bancorp		Series Trust
615 E. Michigan Street		September	Fund Services, LLC		(for series not
Milwaukee, WI 53202		2008.	(May 1991 to present).		affiliated with the
Funds).

MANAGEMENT (Continued)
(Unaudited)

Officers

Term of
	Position	Office and
Name, Address	Held with	Length of
and Age	the Trust	Time Served	Principal Occupation During Past Five Years

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 65)	and Chief	term since	(May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.
Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 45)	and	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June	(March 1997 to present).
Milwaukee, WI 53202	Executive	2003.
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration, U.S.
(age 51)	and	term since	Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	December	(October 1998 to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 55)	President,	term since	LLC (February 2008 to present);
615 E. Michigan Street	Chief	September	General Counsel/Controller, Steinhafels, Inc.
Milwaukee, WI 53202	Compliance	2009.	(September 1995 to February 2008).
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 48)		term since	Fund Services, LLC (May 2006 to present);
615 E. Michigan Street		June	Senior Counsel, Wells Fargo Funds Management,
Milwaukee, WI 53202		2007.	LLC (May 2005 to May 2006);
Senior Counsel, Strong Financial Corporation
(January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of April 30, 2013, the Trust is comprised of 38 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-855-467-4632.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•    Information we receive about you on applications or other forms;

•    Information you give us orally; and/or

•    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Advisor
Logan Capital Management, Inc.
Six Coulter Avenue, Suite 2000
Ardmore, PA  19003

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
1-877-626-6080

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the Registrant adequate oversight given the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2013	FYE 4/30/2012
Audit Fees	$23,800	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$6,000	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2013	FYE 4/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 4/30/2013	FYE 4/30/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                    /s/Douglas G. Hess
Douglas G. Hess, President

Date     July 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/Douglas G. Hess
Douglas G. Hess, President

Date     July 5, 2013

By (Signature and Title)*                    /s/Cheryl L. King
Cheryl L. King, Treasurer

Date     July 5, 2013

* Print the name and title of each signing officer under his or her signature.